UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Babson Capital Corporate Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2014

Babson Capital CORPORATE INVESTORS 2014 Annual Report

BABSON CAPITAL CORPORATE INVESTORS

Babson Capital Corporate Investors is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment  grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly  speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson  Capital Management LLC (“Babson  Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year.

Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s  Annual Meeting of Shareholders, which will be held on April 17, 2015 at 1:00 P.M. in Springfield, Massachusetts.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of Babson Capital Corporate Investors (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s  proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s  website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission’s  (“SEC”) website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) on the Trust’s website at http://www.BabsonCapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-Q

The Trust ﬁles its complete schedule of portfolio holdings with the SEC for the ﬁrst and third quarters of each ﬁscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s  Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

BABSON CAPITAL CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111
COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

PORTFOLIO COMPOSITION AS OF 12/31/14*

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
60
50
40
30
20
10
0
-10
-20
-30
-40
20.04
4.55
2.74
18.06
18.37
11.85
8.72
-1.57
1.87
-10.34
-33.79
-26.16
12.64
27.17
58.21
19.81
26.86
15.13
12.00
-4.17
4.98
17.07
16.35
15.81
12.76
38.82
7.44
13.86
4.89
2.45
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Babson Capital Corporate Investors
Russell 2000 Index
Barclays Capital U.S. Corporate High Yield Index

*
Data for Babson Capital Corporate Investors (the “Trust”) represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value and the market value of its shares outstanding (see page 13 for total investment return based on market value). Past performance is no guarantee of future results.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2014.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2014 was 13.8%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $280,130,264 or $14.34 per share, as of December 31, 2014. This compares to $268,687,514 or $13.85 per share, as of December 31, 2013. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2014, for a total annual dividend of $1.20 per share. In 2013, the Trust also paid four quarterly dividends of $0.30 per share, for a total annual dividend of $1.20 per share. Net investment income for 2014 was $1.23 per share, including approximately $0.21 per share of non-recurring income, compared to 2013 net investment income of $1.19 per share, which included approximately $0.04 per share of non-recurring income.

The Trust’s stock price increased 6.4% during 2014, from $14.93 as of December 31, 2013 to $15.89 as of December 31, 2014. The Trust’s stock price of $15.89 as of December 31, 2014 equates to a 10.8% premium over the December 31, 2014 net asset value per share of $14.34. The Trust’s average quarter-end premium for the 3-, 5-, 10- and 25-year periods ended December 31, 2014 was 16.2%, 16.5%, 12.7%, and 4.0%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2014 are provided for comparison purposes only.

		barclays Capital U.S.	Russell
	The Trust	Corporate High Yield Index	2000 Index

1 Year	13.78%	2.45%	4.89%
3 Years	14.52%	8.43%	19.21%
5 Years	15.05%	9.03%	15.55%
10 Years	12.11%	7.74%	7.77%
25 Years	13.64%	8.76%	9.75%

Past performance is no guarantee of future results.

PORTFOLIO ACTIVITY

The Trust closed 18 new private placement investments, as well as five “add-on” investments in existing portfolio companies in 2014. The 18 new investments were in Airxcel Holdings; Avantech Testing Services LLC;‑ Clarion Brands Holding Corp.; Dunn Paper; ECG Consulting Group; ERG Holding Company LLC; GenNx Novel Holding, Inc.; Grakon Parent; GTI Holding Company; Hartland Controls Holding Corporation; HHI Group, LLC; Handi Quilter Holding Company; Impact Confections; MES Partners, Inc.; Money Mailer; Polytex Holdings LLC; PPC Event Services and VP Holding Company. The five “add-on” investments were in ARI Holding Corporation; Church Services Holding Company; Merex Holding Corporation; MVI Holding, Inc. and Netshape Technologies, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $51,852,942, which was up 41.5% from the $36,653,347 of new private placement investments made by the Trust in 2013.

2014 Annual Report

The Trust’s new investment activity in 2014 benefited from a strong rebound in middle market merger and acquisition activity during the year. In fact, middle market buyout volume in 2014 was at its highest level since 2007. The dark cloud on the horizon, though, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Competition for new investment opportunities remains intense, as there continues to be an overabundance of private debt and equity capital looking to be invested. Attractive companies are being aggressively pursued by both buyers and lenders alike. As a result, average purchase price multiples in 2014 were at their highest level in the past 15 years. Leverage multiples also increased during the year, to their second highest level in the past 15 years.

Though we were active investors on behalf of the Trust in 2014, we did so, and will continue to do so, cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. In 2014, in the face of these aggressive market conditions, we continued our history of investing in companies at lower than market leverage levels. The average leverage of the Trust’s new private placement investments in 2014 was 4.0x times EBITDA, compared to the 5.3 times EBITDA for the market as a whole. This approach has served us well over the long term and through all kinds of market cycles.

In addition to strong new investment activity, the condition of the Trust’s existing portfolio remained solid throughout the year. Sales and earnings for the Trust’s portfolio companies as a whole continued their upward momentum. We had significantly more credit upgrades in the portfolio this year than downgrades, while the number of companies on our watch list or in default remained at or near the lowest level we have seen over the last seven years.

We had 32 companies exit from the Trust’s portfolio during 2014. This is an unprecedented high level of exit activity for the Trust’s portfolio and is another indicator of how active and aggressive the market was in 2014. In 28 of these exits, the Trust realized a positive return on its investment. These investments were: AHC Holding Company, Inc.; Apex Analytix Holding Corporation; Baby Jogger Holdings LLC; CDNT, Inc.; Connor Sport Court International, Inc.; Duncan Systems, Inc.; ELT Holding Company; Handi Quilter Holding Company; Home Décor Holding Company; Jason Partners Holdings LLC; KPHI Holdings, Inc.; LPC Holding Company; MBWS Ultimate Holdco, Inc.; MEGTEC Holdings, Inc.; NT Holding Company; Ontario Drive & Gear Ltd.; PKC Holding Corporation; PPT Holdings LLC; Postle Aluminum Company LLC; Precision Wire Holding Company; Snacks Parent Corporation; SouthernCare Holdings, Inc.; Specialty Commodities, Inc.; Stag Parkway Holding Company; Terra Renewal LLC; TruStile Doors, Inc.; U-Line Corporation; and UMA Enterprises, Inc. Four long-standing troubled investments, HM Holding Company; Pacific Consolidated Holdings LLC; Sencore Holdings Company; and Strata/WLA Holding were realized in 2014 at a loss. The Trust also benefited from dividends associated with the recapitalizations of six companies during the year. The Trust realized significant net gains from these exits and recapitalizations.

The level of refinancing activity in the portfolio in 2014, though still robust, was down from the unprecedented level of refinancings we saw in 2013. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are being driven by companies seeking to take advantage of low interest rates and the abundant availability of capital. During 2014, we had 20 portfolio companies fully or partially prepay their debt obligations to the Trust, compared to 32 such prepayments in 2013.

The unprecedented level of exit activity in the portfolio this year, along with another year of above-average prepayment activity, was the principal reason that the Trust’s net investment income, excluding non-recurring items, declined from $1.15 per share in 2013 to $1.02 per share in 2014.

Babson Capital Corporate Investors

OUTLOOK FOR 2015

We have started the year off with a healthy backlog of deal flow. Surveys of middle market financiers indicate that most expect 2015 to be another active year in terms of deal flow. We did see the pressure on leverage levels and investment returns stabilize as we progressed through 2014, and that is expected to continue into 2015. As a result, we are optimistic about the outlook for new investment activity for the Trust in 2015. We also have a number of portfolio companies that are in the process of being sold and we are hopeful that those exits will once again generate significant gains for the Trust. Rest assured that despite constantly changing market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Babson Capital’s seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

While the Trust was able to maintain its $0.30 per share quarterly dividend in 2014 for a total annual dividend of $1.20 per share, we must make note again, as we did in last year’s Annual Report, that this dividend level may not be sustainable throughout 2015. The Trust’s net investment income per share, excluding non-recurring income, of $1.02 per share in 2014 was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that has occurred over the last two years. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. In 2014, the Trust earned an unusually high $0.21 per share of non-recurring income, mostly due to dividend distributions from the recapitalization of a few portfolio companies. This income has replenished the Trust’s earnings carry-forwards somewhat and should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2015 we will have to reduce the dividend from the current $0.30 per share quarterly rate. As we move through 2015, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

As always, I would like to thank you for your continued interest in and support of Babson Capital Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Springfield on April 17, 2015.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2014 Annual Report

2014	Record	Net Investment	Short-Term	Long-Term
Dividends Date	Income	Income	Gains	Gains
Regular	4/28/2014	0.3000	-	-
	8/1/2014	0.3000	-	-
	11/3/2014	0.3000	-	-
	12/31/2014	0.3000	-	-
		$1.2000	$-	$-

The following table summarizes the tax effects of the relation of capital gains for 2014:

	Amount Per Share	Form 2439
2014 Gains Retained	0.5054	Line 1a
Long - Term Gains Retained	0.5054	-
Taxes Paid	0.1769	Line 2*
Basis Adjustment	0.3285	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

	Qualified for Dividend				Interest Earned on
Annual Dividend	Received Deduction***		Qualified Dividend****		U.S. Gov’t. Obligations
Amount		Amount		Amount		Amount
Per Share	Percent	Per Share	Percent	Per Share	Percent	Per Share
$1.20	9.7617%	0.1168	9.7617%	0.1168	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2014

BABSON CAPITAL CORPORATE INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	9

Consolidated Statement of Operations	10

Consolidated Statement of Cash Flows	11

Consolidated Statements of Changes in Net Assets	12

Consolidated Selected Financial Highlights	13

Consolidated Schedule of Investments	14-43

Notes to Consolidated Financial Statements	14-43

Report of Independent Registered Public Accounting Firm	44-49

Interested Trustees	50

Independent Trustees	53-54

Officers of the Trust	55-56

2014 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $183,122,440)	$186,055,909
Corporate restricted securities at market value
(Cost - $54,264,843)	52,767,419
Corporate public securities at market value
(Cost - $52,180,609)	51,922,909
Short-term securities at amortized cost	16,597,198
Total investments (Cost - $306,165,090)	307,343,435
Cash	12,459,008
Interest receivable	2,840,782
Receivable for investments	179,712
sold Other assets	37,627

Total assets	322,860,564

Liabilities:
Note payable	30,000,000
Dividend payable	5,860,025
Tax payable	4,343,118
Deferred tax liability	1,154,830
Investment advisory fee payable	875,407
Interest payable	202,400
Accrued expenses	294,520
Total liabilities	42,730,300

Total net assets	$280,130,264

Net Assets:
Common shares, par value $1.00 per share	$19,533,416
Additional paid-in capital	114,582,701
Retained net realized gain on investments	142,769,539
Undistributed net investment income	2,783,533
Accumulated net realized gain on investments	437,560
Net unrealized appreciation of investments	23,515
Total net assets	$280,130,264
Common shares issued and outstanding (28,054,782 authorized)	19,533,416

Net asset value per share	$14.34

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2014

Investment Income:
Interest	$26,661,923
Dividends	3,095,126
Other	438,462

Total investment income	30,195,511

Expenses:
Investment advisory fees	3,519,159
Interest	1,584,000
Trustees’ fees and expenses	358,000
Professional fees	307,071
Reports to shareholders	140,000
Custodian fees	33,600
Other	268,735

Total expenses	6,210,565

Investment income - net	23,984,946

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	12,879,730
Income tax expense	(4,025,292)
Net realized gain on investments after taxes	8,854,438
Net change in unrealized depreciation of investments before taxes	(257,620)
Net change in deferred income tax expense	173,398
Net change in unrealized depreciation of investments after taxes	(84,222)

Net gain on investments	8,770,216

Net increase in net assets resulting from operations	$32,755,162

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2014

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(12,327,089)
Purchases of portfolio securities	(112,373,208)
Proceeds from disposition of portfolio securities	114,688,205
Interest, dividends and other income received	26,497,918
Interest expense paid	(1,584,000)
Operating expenses paid	(4,554,112)
Income taxes paid	(407,655)

Net cash provided by operating activities	9,940,059

Cash flows from financing activities:
Cash dividends paid from net investment income	(23,336,352)
Receipts for shares issued on reinvestment of dividends	2,065,868

Net cash used for financing activities	(21,270,484)

Net decrease in cash	(11,330,425)
Cash - beginning of year	23,789,433

Cash - end of year	$12,459,008

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$32,755,162
Increase in investments	(25,227,956)
Increase in interest receivable	(405,513)
Increase in receivable for investments sold	(179,712)
Decrease in other assets	1,494
Increase in tax payable	3,617,637
Decrease in deferred tax liability	(173,398)
Increase in investment advisory fee payable	35,759
Increase in accrued expenses	36,694
Decrease in payable for investments purchased	(520,108)

Total adjustments to net assets from operations	(22,815,103)

Net cash provided by operating activities	$9,940,059

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	2014	2013
Increase in net assets:

Operations:
Investment income - net	$23,984,946	$22,870,299
Net realized gain on investments after taxes	8,854,438	(942,568)
Net change in unrealized depreciation of investments after taxes	(84,222)	10,248,182
Net increase in net assets resulting from operations	32,755,162	32,175,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 139,761; 2013 - 153,982)	2,065,868	2,339,460

Dividends to shareholders from:
Net investment income (2014 - $1.20 per share; 2013 - $1.20 per share)	(23,378,280)	(23,206,251)
Total increase in net assets	11,442,750	11,309,122

Net assets, beginning of year	268,687,514	257,378,392

Net assets, end of year (including undistributed net investment
income of $2,783,533 and $2,361,260, respectively)	$280,130,264	$268,687,514

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2014	2013	2012	2011 (a)	2010 (a)
Net asset value:
Beginning of year	$13.85	$13.38	$12.69	$12.56	$11.45
Net investment income (b)	1.23	1.18	1.28	1.29	1.13
Net realized and unrealized
gain on investments	0.45	0.48	0.69	0.17	1.06
Total from investment operations	1.68	1.66	1.97	1.46	2.19
Dividends from net investment
income to common shareholders	(1.20)	(1.20)	(1.25)	(1.34)	(1.08)
Dividends from net realized gain
on investments to common shareholders	-	-	(0.05)	(0.01)	-
Increase from dividends reinvested	0.01	0.01	0.02	0.02	0.00 (c)
Total dividends	(1.19)	(1.19)	(1.28)	(1.33)	(1.08)
Net asset value: End of year	$14.34	$13.85	$13.38	$12.69	$12.56
Per share market value: End of year	$15.89	$14.93	$15.28	$17.99	$15.28
Total investment return
Net asset value (d)	13.78%	12.76%	17.07%	12.00%	19.81%
Market value (d)	16.53%	5.93%	(7.11%)	27.92%	31.73%
Net assets (in millions):
End of year	$280.13	$268.69	$257.38	$241.94	$237.58
Ratio of total expenses to
average net assets	3.66%	2.42%	3.17%	2.42%	2.57%
Ratio of operating expenses
to average net assets	1.65%	1.64%	1.66%	1.62%	1.60%
Ratio of interest expense
to average net assets	0.57%	0.59%	0.63%	0.64%	0.70%
Ratio of income tax expense
to average net assets (e)	1.44%	0.19%	0.88%	0.16%	0.27%
Ratio of net investment income
to average net assets	8.57%	8.50%	9.78%	9.91%	9.46%
Portfolio turnover	38%	34%	34%	21%	39%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000
of indebtedness	$10,338	$9,956	$9,579	$9,065	$8,919

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities - 85.25%: (A)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 66.42%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$1,625,974	10/17/12	$1,600,878	$1,591,646
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	-
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	247,420
			1,873,601	1,839,066
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems andelectronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,972,076	12/20/13	1,937,030	1,991,796
Limited Liability Company Unit Class A (B)	5,843 uts.	*	290,317	507,357
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	242,521
* 10/09/09 and 12/20/13.			2,327,461	2,741,674

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 05/15/2015 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 05/15/2015 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	367,500
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	401,321	440,727
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	533,353
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	90,453
			803,191	1,064,533

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	-	-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 12/17/2018	$2,723,077	12/07/12	$2,692,615	$2,719,826
Limited Liability Company Unit (B)	3,434 uts.	*	343,385	432,754
* 12/07/12 and 07/11/13.			3,036,000	3,152,580

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	626 shs.	12/27/07	$309,806	$947,061
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	79,404
			350,606	1,026,465
Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,922,226	11/18/14	2,864,679	2,941,580
Limited Liability Company Unit	583 uts.	11/18/14	583,000	553,850
			3,447,679	3,495,430
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	1,347 shs.	09/26/08	134,683	298,714
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	958 shs.	09/26/08	87,993	212,448
			222,676	511,162
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$2,337,496	*	2,337,242	2,337,496
Preferred Class A Unit (B)	3,223 uts.	**	322,300	-
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	173,688
Common Class B Unit (B)	30,420 uts.	01/22/04	1	-
Common Class D Unit (B)	6,980 uts.	09/12/06	1	-
* 01/22/04 and 06/09/08.			2,812,170	2,511,184
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	695,242

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	60 uts.	12/21/11	85,250	301,132
Limited Liability Company Unit Class C (B)	690 uts.	12/21/11	664,750	2,981,096
			750,000	3,282,228

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,392,154	*	$3,341,466	$3,402,513
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	832,004
* 05/21/13 and 08/01/14.			4,389,366	4,234,517

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	63 shs.	10/16/09	62,756	234,645
Common Stock (B)	497 shs.	05/18/05	497,340	61,929
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	16,235
			672,224	312,809

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$1,015,684	07/31/14	996,694	1,019,899
Limited Liability Company Unit	75,000 uts.	07/31/14	750,000	713,853
			1,746,694	1,733,752
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$670,213	10/12/12	660,881	670,213
13% Senior Subordinated Note due 09/30/2019	$730,938	10/12/12	689,592	740,490
Common Stock (B)	114,894 shs.	10/12/12	114,894	238,482
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	94,414
			1,510,853	1,743,599
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	452,771
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	505,555
			500,000	958,326

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 06/30/2015	$2,281,593	06/30/06	$2,279,420	$2,281,593
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	17,318
Common Stock (B)	1 sh.	06/30/06	286	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	6,087
			2,639,929	2,304,998
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,531,219
* 12/30/97, 05/29/99 and 02/28/01.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,226,137	3,448,624
Preferred Stock (B)	3,241 shs.	*	324,054	349,178
Preferred Stock (B)	1,174 shs.	*	116,929	126,510
Common Stock (B)	337 shs.	*	35,673	27,917
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	137 shs.	*	13,033	11,358
* 05/09/13 and 11/01/13.			3,715,826	3,963,587

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,269,609	01/19/11	2,197,592	2,292,305
14% Senior Subordinated Note due 08/03/2019	$590,612	08/03/12	582,076	596,518
Common Stock (B)	1,125 shs.	01/19/11	112,500	176,946
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	139,090
			2,979,918	3,204,859

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$1,267,955	03/26/12	$1,241,405	$1,272,814
10% Senior Subordinated Note due 09/12/2015	$19,556	09/15/14	19,556	19,578
Common Stock (B)	3,981 shs.	*	398,100	256,125
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	11,066
* 03/26/12, 05/25/12 and 06/19/12.			1,676,281	1,559,583

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
12.5% Senior Subordinated Note due 09/30/2021	$3,193,750	10/01/14	3,131,558	3,199,499
Common Stock (B)	3,182	10/01/14	318,182	302,273
			3,449,740	3,501,772
Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	502,917

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	111,581
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	86,492
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	1,430,241
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	-
			268,919	1,628,314
CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase
common stock at $.001 per share	20 shs.	08/04/05	137,166	1,065,557

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 11/30/2015	$1,313,250	08/21/08	1,289,537	1,313,250
Common Stock (B)	255,000 shs.	08/21/08	255,000	194,311
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	103,685
			1,739,363	1,611,246

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,443,262	11/22/13	$2,401,829	$2,492,127
Common Stock (B)	62,088 shs.	11/22/13	886,364	696,407
			3,288,193	3,188,534

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	443,145
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	323,779
Common Stock (B)	72 shs.	10/26/09	72,238	2,404
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	1,756
			613,548	771,084
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,237,707	05/04/12	3,192,719	3,270,084
Preferred Stock (B)	61 shs.	05/04/12	605,841	705,033
Common Stock (B)	61 shs.	05/04/12	67,316	207,550
			3,865,876	4,182,667
Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$2,969,697	12/30/14	2,910,346	2,968,496
Preferred Stock (B)	530 shs.	12/30/14	530,303	503,785
			3,440,649	3,472,281

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660shs.	01/08/08	329,990	592,373

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 01/29/2018	$2,850,000	02/01/10	2,649,319	2,878,500
Common Stock (B)	150 shs.	02/01/10	150,000	256,688
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	612,029
			3,120,619	3,747,217

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,627,133	11/21/14	$2,568,114	$2,640,445
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	138,544
			2,713,947	2,778,989

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$883,970	07/26/13	869,312	901,650
Common Stock	3,069 shs.	07/26/13	306,947	393,514
			1,176,259	1,295,164
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,908,767	04/04/14	1,874,593	1,930,787
Common Stock (B)	63 shs.	04/04/14	157,314	157,325
			2,031,907	2,088,112
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	201,739
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	434,457
			226,255	636,196

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	-	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	545,011
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	68,328
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	63,692
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	124,679
			630,281	1,285,065

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	351,591

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	$1,840	$107,160
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	206,476
			184,049	313,636
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,201,901	03/27/14	3,143,934	3,175,563
Common Stock (B)	31,500 shs.	03/27/14	315,000	251,710
			3,458,934	3,427,273
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$2,813,518	03/27/13	2,770,694	2,834,947
Common Stock (B)	2,835 shs.	03/27/13	283,465	371,246
			3,054,159	3,206,193
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$73,550	11/13/13	436,682	-
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	-
Preferred Stock Series F (B)	294,200 shs.	11/13/13	1,746,726	-
			2,330,066	-
Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$3,145,270	10/31/14	3,083,456	3,153,573
Common Stock (B)	355 shs.	10/31/14	354,730	336,994
			3,438,186	3,490,567
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,363,611	1,456,278
Common Stock (B)	1,693 shs.	02/05/14	169,271	145,849
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	68,488
			1,606,515	1,670,615

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,917,639	12/19/14	$2,859,518	$2,924,131
Limited Liability Company (B)	583 uts.	12/19/14	583,336	554,164
Limited Liability Company (B)	5,833 uts.	12/19/14	-	-
			3,442,854	3,478,295
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,211,488	02/14/14	2,172,195	2,277,833
Preferred Stock Series A (B)	5,169 shs.	02/14/14	516,852	548,904
Common Stock (B)	1,666 shs.	02/14/14	1,667	220,842
			2,690,714	3,047,579
Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
14% Senior Subordinated Note due 03/09/2019 (D)	$2,217,633	03/09/12	2,180,992	2,226,682
16% Senior Subordinated PIK Note due 03/09/2019	$62,152	03/31/14	62,152	62,302
Common Stock (B)	1,552 shs.	03/09/12	155,172	186,676
			2,398,316	2,475,660
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$3,105,522	01/17/14	3,051,150	3,107,744
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	109,295
			3,254,275	3,217,039

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$1,687,500	04/15/13	1,606,175	1,661,989
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	377,585
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	56,896
			2,246,300	2,096,470
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$2,075,581	08/19/08	$2,026,614	$2,070,114
Common Stock (B)	474 shs.	08/19/08	474,419	182,035
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	47,049
			2,614,806	2,299,198
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,849,890	09/27/12	2,807,399	2,878,389
Preferred Stock Series A (B)	2,705 shs.	09/27/12	270,542	332,814
Common Stock (B)	2,185 shs.	09/27/12	2,185	43,193
			3,080,126	3,254,396
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	613,634

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/4/2020	$2,161,391	11/10/14	2,118,906	2,171,928
Common Stock (B)	4,667 shs.	11/10/14	466,667	443,334
			2,585,573	2,615,262
Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	523,696

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	539,193
Preferred Stock B (B)	0.17 shs.	12/20/10	-	182
Common Stock	100 shs.	12/20/10	5,000	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	36 shs.	12/20/10	316,930	154,165
			816,930	693,540

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$2,684,783	12/11/13	$2,638,513	$2,738,479
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	278,515	871,624
			2,917,028	3,610,103
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,596,215	12/05/12	2,556,530	2,436,548
Limited Liability Company Unit (B)	748,119 uts.	*	539,849	59,850
* 12/05/12 and 11/11/14.			3,096,379	2,496,398

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	-	-
Preferred Stock Series B	86 shs.	12/23/11	-	-
Common Stock	489 shs.	*	19,565	470,280
* 12/23/11 and 06/30/14.			19,565	470,280

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	112,285
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	68,903
			205,744	181,188
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	177,833
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	75,368
Common Stock (B)	443 shs.	07/15/08	443,478	423,078
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	91,603
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	128 shs.	09/17/09	-	121,730
			619,413	889,612

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61 shs.	09/12/08	$60,714	$-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	-
			126,285	-
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	367,132
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	51,395
* 05/04/07 and 01/02/08.			357,495	418,527

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$1,259,914	01/15/10	1,175,928	1,259,914
15% Senior Subordinated Note due 01/15/2018	$341,477	10/05/10	338,001	341,066
Common Stock (B)	106 shs.	10/05/10	106,200	227,697
Common Stock Class B (B)	353 shs.	01/15/10	352,941	756,718
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	669,691
			2,256,808	3,255,086
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	125,519	161,526
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	236,431
Common Unit Class B (B)	497 uts.	08/29/08	120,064	92,751
			246,851	490,708

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	1,345,525	1,321,999
Limited Liability Company Unit Series A	684 uts.	05/07/14	44,281	20,255
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	279,709
			1,857,639	1,621,963

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,200,944	09/30/14	$2,158,061	$2,210,044
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	423,182
			2,603,516	2,633,226
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 06/30/2015 (D)	$1,705,152	*	1,635,166	-
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	-
Common Stock (B)	450 shs.	*	450,000	-
Common Stock Series B (B)	1,128 shs.	10/10/12	11	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	164 shs.	*	162,974	-
* 08/12/05 and 09/11/06.			3,190,205	-

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,020,485	11/02/12	2,974,900	2,855,487
Common Stock (B)	107 shs.	11/02/12	107,143	24,090
			3,082,043	2,879,577

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	2,704,364 shs.	12/10/14	2,663,799	2,569,146

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$2,922,941	11/30/10	2,893,219	2,922,941
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	-	242,634
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	-	22,002
			2,893,219	3,187,577
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	-

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	$1,528,612	$1,530,000
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	-
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	-
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	444,079
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	277,748
Limited Liability Company Unit Class D-3 of
Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	186,447
* 12/18/08 and 09/30/09.			3,146,558	2,438,274

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,862	904,782

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 04/09/2018	$1,465,851	11/05/10	1,394,398	1,465,851
Limited Liability Company Unit Series B	51,724 uts.	11/05/10	51,724	110,897
Limited Liability Company Unit Series B	104,792 uts.	11/05/10	104,792	224,674
Limited Liability Company Unit Series F (B)	104,792 uts.	11/05/10	-	28,608
			1,550,914	1,830,030

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	241,958
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	362,199
* 07/09/09 and 08/09/10.			820,695	604,157

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$1,333,333	06/04/10	$1,271,008	$1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	103,196
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	-
Common Stock (B)	1,032 shs.	06/04/10	1,032	-
			1,531,478	1,436,529
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	1,778,100
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	-
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	1,778,100
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	375,000	408,543

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,112,167	07/31/14	2,072,348	2,117,617
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	308,640
			2,372,833	2,426,257
PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,275,000	11/20/14	2,230,437	2,290,383
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	332,500
			2, 580,437	2,622,883

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017 (D)	$94,270	01/02/14	410,667	94,270
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	47,625
Limited Liability Company Unit Class B Common (B)	10 shs.	01/02/14	414,787	69,850
Limited Liability Company Unit Class B-1 Preferred (B)	18 shs.	01/02/14	707,024	707,022
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	22,459
			1,946,771	941,226

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)
* 10/21/11 and 08/03/12.	40,643 uts.	*	$406,432	$537,556

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	93,749 shs.	12/11/12	93,749	115,046
Common Stock (B)	104 shs.	12/11/12	9	158,764
			93,758	273,810

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	316,036
Common Stock (B)	2,949 shs.	03/30/12	29,492	158,597
			281,250	474,633
Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 03/15/2021	$1,812,211	03/15/13	1,722,766	1,848,455
Common Stock (B)	181 shs.	03/15/13	181,221	362,592
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	148,122
			1,971,945	2,359,169
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	823,897
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	127,437	208,721
* 08/31/07 and 03/06/08.			620,933	1,032,618

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$1,492,199	10/18/13	1,467,106	1,448,710
Common Stock (B)	1,681 shs.	10/18/13	168,100	-
			1,635,206	1,448,710

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$1,143,342	12/15/09	$1,046,517	$1,143,342
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	192,604
			1,273,626	1,335,946

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,081,178	2,103,000
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	266,628
			2,399,113	2,369,628
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 shs.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$3,131,768	12/14/10	3,038,090	3,140,754
14% Senior Subordinated PIK Note due 12/14/2017	$298,000	08/17/12	291,153	298,000
Common Stock (B)	115 shs.	12/14/10	114,504	102,379
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	99,920
			3,555,494	3,641,053
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$3,968,704	09/02/08	3,866,380	3,968,704
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	-
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	-
			4,040,099	3,968,704

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$2,006,491	12/05/13	$-	$1,906,167
15% Senior Subordinated Note due 12/05/2020 (D)	$88,396	12/05/13	414,051	17,679
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	53,038 shs.	12/05/13	-	-
			414,051	1,923,846
Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$1,773,006	10/31/07	1,717,521	-
Common Stock (B)	209 shs.	10/31/07	208,589	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	-

			2,013,717	-
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,043,455	07/05/13	2,994,719	3,073,890
Limited Liability Company Unit Class A (B)	295,455 uts.	07/05/13	295,455	343,109
			3,290,174	3,416,999

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 01/31/2016	$1,373,340	*	1,356,540	1,373,340
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	859,168
Common Stock (B)	742 shs.	*	800,860	155,543
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	32,125
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	-	220,910
* 07/19/05 and 12/22/05.			2,558,466	2,641,086

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	$156,250	$318,043

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	566,783
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			1,744,787	566,783

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 03/31/2021	$1,020,776	03/31/14	1,002,260	1,051,399
Common Stock (B)	7,368 shs.	03/31/14	736,842	742,054
			1,739,102	1,793,453
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	-
Common Stock (B)	191 shs.	11/30/06	191,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	-
			1,916,412	-
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	318,850
Common Stock (B)	1,058 shs.	06/08/10	1,058	204,455
			211,982	523,305
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 12/16/2018	$2,383,562	12/16/10	2,262,004	2,380,593
Common Stock (B)	616 shs.	12/16/10	616,438	307,564
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	82,644
			3,026,445	2,770,801

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,759,031	11/03/11	$2,724,761	$2,759,031
Common Stock	4,500 shs.	11/03/11	450,000	450,118
			3,174,761	3,209,149

Total Private Placement Investments (E)			$183,122,440	$186,055,909

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities -18.83%:

Bonds - 18.78%
Alliant Techsystems Inc.	5.250%	10/01/21	$1,000,000	$1,000,000	$1,007,500
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,001,875
American Energy – Permian Basin, LLC	7.375	11/01/21	660,000	660,000	485,100
American Energy – Permian Basin, LLC	6.737	08/01/19	305,000	302,224	224,175
American Energy – Woodford Holdings, LLC	9.000	09/15/22	412,000	395,535	263,680
Amsted Industries	5.375	09/15/24	520,000	520,000	505,700
Ashtead Group plc	6.500	07/15/22	385,000	405,838	409,063
Audatex North America, Inc.	6.125	11/01/23	437,000	456,451	451,203
Belden Inc.	5.250	07/15/24	410,000	410,000	393,600
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	711,750
California Resources Corporation	6.000	11/15/24	970,000	970,000	819,650
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	938,875
Commscope Holdings Inc.	6.625	06/01/20	500,000	501,038	515,000
Consolidated Energy Finance S.A.	6.750	10/15/19	947,000	937,138	925,693
Cornerstone Chemical Company	9.375	03/15/18	750,000	764,246	765,000
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	669,925
Endo Finance LLC	5.375	01/31/23	1,000,000	980,732	980,000
Exopack LLC	7.875	11/01/19	1,000,000	1,000,000	1,030,000
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,072,218
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	839,190
Harron Communications, L.P.	9.125	04/01/20	500,000	544,685	545,000
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	269,638
Hercules Offshore, Inc.	8.750	07/15/21	1,000,000	484,101	460,000
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	440,000
Hilcorp Energy Company	7.625	04/15/21	725,000	700,753	728,625
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,035,000
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	995,000
Huntington Ingalls Industries	5.000	12/15/21	1,000,000	1,000,000	1,017,500
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	459,538
International Automotive Component	9.125	06/01/18	1,000,000	964,700	1,042,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,046,663	1,080,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	786,424	776,625

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Jupiter Resources Inc.	0.085%	10/01/22	$1,000,000	$951,730	$752,500
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,008,735	930,000
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,062,008	1,062,500
Kenan Advantage Group, Inc.	8.375	12/15/18	1,000,000	1,032,382	1,030,000
Kindred Escrow Corp. II	8.750	01/15/23	1,000,000	1,000,000	1,076,250
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,353,199	1,321,575
Mallinckrodt PLC	5.750	8/1/2022	1,000,000	1,000,000	1,027,500
MEG Energy Corporation	7.000	03/31/24	1,000,000	1,000,000	905,000
Memorial Production Partners L.P	6.875	08/01/22	1,000,000	984,855	760,000
Milacron Financial	7.750	02/15/21	500,000	500,000	510,000
Moog Inc.	5.250	12/01/22	511,000	511,000	517,387
Murray Energy Corporation	9.500	12/05/20	1,000,000	1,095,514	1,000,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,766	950,000
Niska Gas Storage Partners LLC	6.500	04/01/19	1,000,000	1,000,000	752,500
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,500,000
Onex Corporation	8.500	10/01/22	352,000	352,000	352,000
Paperworks Industries, Inc.	9.500	08/15/19	1,000,000	1,022,258	1,000,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,041,342	1,030,000
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	934,493	930,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,326,375
Roofing Supply	10.000	06/01/20	754,000	839,667	747,892
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	475,000
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	772,500
Teine Energy Ltd.	6.875	09/30/22	900,000	893,009	693,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	918,800
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,032,500
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	328,250
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,334	928,400
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	990,000
Welltec A/S	8.000	02/01/19	750,000	739,850	697,500
West Corporation	5.375	07/15/22	1,000,000	980,851	957,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,010,000
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,313	995,000
XPO Logistics, Inc.	7.875	09/01/19	465,000	465,000	485,925
Total Bonds				54,219,834	52,624,477

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity			Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Shares	Cost	Value

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	$-	$-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.05%
Ally Financial, Inc.			143	45,009	142,942
TherOX, Inc. (B)			103	-	-
Total Preferred Stock				45,009	142,942

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	-	-
Total Common Stock				-	-

Total Rule 144A Securities				54,264,843	52,767,419

Total Corporate Restricted Securities				$237,387,283	$238,823,328

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Public Securities - 18.54%: (A)	Rate	Date	Amount	Cost	Value

Bank Loans - 0.79%
American Energy - Marcellus, LLC	8.500%	07/09/21	$209,882	$206,909	$176,906
Aquilex Holdings LLC	5.000	12/31/20	294,942	294,304	287,568
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	990,783	875,000
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	990,973	873,750
Total Bank Loans				2,482,969	2,213,224

Bonds - 17.41%
AAR Corporation	7.250%	01/15/22	$2,000,000	$2,105,118	$2,160,000
Accuride Corp	9.500	08/01/18	1,500,000	1,527,926	1,545,000
ADT Corporation	6.250	10/15/21	1,000,000	1,033,406	1,027,500
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,516,405	1,575,000
Alta Mesa Financial Services	9.625	10/15/18	767,000	761,974	636,610
American Axle & Manufacturing, Inc.	5.125	02/15/19	240,000	240,000	244,800
Anixter, Inc.	5.125	10/01/21	421,000	421,000	421,000
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	774,000
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	817,500
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	790,000
Braskem Finance Ltd.	6.450	02/03/24	815,000	815,000	817,038
Calpine Corporation	5.750	01/15/25	700,000	700,000	708,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,005,670	925,000
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	759,870	780,375
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,068,231	1,040,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	997,500
Chrysler Group, LLC	8.000	06/15/19	415,000	444,214	436,269
Chrysler Group, LLC	8.250	06/15/21	415,000	454,262	459,613
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,593	731,250
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,737	1,432,500
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,012,577	1,021,142
CVR Refining LLC	6.500	11/01/22	650,000	629,724	617,500
Dana Holding Corporation	5.500	12/15/24	551,000	551,000	556,510
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	454,538
First Data Corporation	11.750	08/15/21	650,000	650,000	745,875
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	305,500
Headwaters, Inc.	7.625	04/01/19	850,000	850,148	886,125
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,001,250
Hilton Worldwide Holdings, LLC	5.625	10/15/21	1,000,000	1,000,000	1,045,000
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	410,000
Huntington Ingalls Industries	7.125	03/15/21	750,000	772,776	810,000
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	967,575

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

			Shares or
	Interest	Maturity	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Icahn Enterprises L.P.	0.060%	08/01/20	$1,150,000	$1,170,138	$1,184,730
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	329,600
Lear Corporation	4.750	01/15/23	750,000	736,378	748,125
Lennar Corporation	4.750	11/15/22	750,000	740,092	735,000
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,561,408	1,185,000
MarkWest Energy Partners, L.P.	4.875	12/01/24	1,000,000	1,000,000	977,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,045,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	1,101,759
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,005,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,022,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	910,000
Omnova Solutions, Inc.	7.875	11/01/18	1,200,000	1,215,751	1,212,000
Perry Ellis International, Inc.	7.875	04/01/19	750,000	744,785	768,750
Precision Drilling Corporation	6.625	11/15/20	750,000	767,687	675,000
Regency Energy Partners LP	5.875	03/01/22	835,000	822,425	832,913
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	900,000
Select Medical Corporation	6.375	06/01/21	650,000	658,848	659,750
Sprint Corporation	7.125	06/15/24	315,000	315,000	292,950
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,027,247	860,000
Tesoro Logistics LP	5.875	10/01/20	783,000	798,288	784,958
T-Mobile USA Inc.	6.375	03/01/25	1,000,000	1,000,000	1,016,000
Tronox Finance LLC	6.375	08/15/20	750,000	734,901	751,875
Unit Corporation	6.625	05/15/21	1,000,000	990,221	895,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	860,250
Xerium Technologies, Inc.	8.875	06/15/18	831,000	863,117	873,069
Total Bonds				49,430,320	48,767,449

Common Stock - 0.34%
Chase Packaging Corporation			9,541	$-	$525
Nortek, Inc.			175	1	14,232
Supreme Industries, Inc. (B)			131,371	267,319	927,479
Total Common Stock				267,320	942,236

Total Corporate Public Securities				$52,180,609	$51,922,909

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Fair
Corporate Public Securities: (A) (Continued)	Rate/Yield^	Date	Amount	Cost	Value
Short-Term Securities:
Commercial Paper - 5.92%
Ameren Corporation	0.480%	01/15/15	$4,000,000	$3,999,253	$3,999,253
PPG Industries, Inc.	0.520	01/26/15	4,500,000	4,498,375	4,498,375
Ryder System, Inc.	0.420	01/05/15	4,100,000	4,099,809	4,099,809
South Carolina Electric & Gas Company	0.430	01/06/15	4,000,000	3,999,761	3,999,761
Total Short-Term Securities				$16,597,198	$16,597,198
Total Investments	109.71%			$306,165,090	$307,343,435
Other Assets	5.54				15,517,129
Liabilities	(15.25)				(42,730,300)
Total Net Assets	100.00%				$280,130,264

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2014, the value of these securities amounted to $186,055,909 or 66.42% of net assets.
^ Effective yield at purchase
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.88%		BROADCASTING & ENTERTAINMENT - 1.40%
AAR Corporation	$2,160,000	HOP Entertainment LLC	$-
Alliant Techsystems Inc.	1,007,500	Lamar Media Corp.	329,600
Merex Holding Corporation	1,621,963	Money Mailer	2,569,146
Moog Inc.	517,387	Sundance Investco LLC	-
Whitcraft Holdings, Inc.	2,770,801	Unitymedia KabelBW GmbH	1,032,500
	8,077,651		3,931,246
AUTOMOBILE - 8.01%		BUILDINGS & REAL ESTATE - 3.90%
Accuride Corp	1,545,000	ACP Cascade Holdings LLC	-
American Axle & Manufacturing, Inc.	244,800	Hovnanian Enterprises, Inc.	1,035,000
Avis Budget Car Rental	817,500	Lennar Corporation	735,000
CG Holdings Manufacturing Company	3,963,587	Pearlman Enterprises, Inc.	1,778,100
Chrysler Group, LLC	895,882	Ply Gem Industries, Inc.	930,000
Commercial Vehicle Group Inc.	1,021,142	Safway Group Holding LLC/Finance Corporation	475,000
Dana Holding Corporation	556,510	Sunrise Windows Holding Company	3,641,053
DPL Holding Corporation	4,182,667	TruStile Doors, Inc.	318,043
Grakon Parent	3,490,567	William Lyon Homes	1,010,000
Ideal Tridon Holdings, Inc.	613,634	Woodside Homes Company, LLC	995,000
International Automotive Component	1,042,500		10,917,196
J A C Holding Enterprises, Inc.	693,540	CHEMICAL, PLASTICS & RUBBER - 3.20%
K & N Parent, Inc.	470,280	Capital Specialty Plastics, Inc.	1,531,219
Lear Corporation	748,125	Cornerstone Chemical Company	765,000
Meritor, Inc.	2,146,759	INEOS Group Holdings PLC	459,538
	22,432,493	Nicoat Acquisitions LLC	1,830,030
BEVERAGE, DRUG & FOOD - 7.59%		Omnova Solutions, Inc.	1,212,000
1492 Acquisition LLC	1,839,066	Polytex Holdings LLC	2,426,257
Eatem Holding Company	3,747,217	Tronox Finance LLC	751,875
F F C Holding Corporation	636,196		8,975,919
GenNx Novel Holding, Inc.	3,427,273	CONSUMER PRODUCTS - 10.12%
Golden County Foods Holding, Inc.	-	AMS Holding LLC	695,242
Hospitality Mints Holding Company	2,299,198	Bravo Sports Holding Corporation	2,304,998
Impact Confections	2,615,262	Clearwater Paper Corporation	731,250
JBS USA Holdings, Inc.	776,625	Custom Engineered Wheels, Inc.	771,084
JMH Investors LLC	2,496,398	gloProfessional Holdings, Inc.	3,206,193
KeHE Distributors, LLC	1,062,500	GTI Holding Company	1,670,615
Pinnacle Operating Corporation	1,030,000	Handi Quilter Holding Company	3,478,295
Spartan Foods Holding Company	1,335,946	HHI Group, LLC	3,217,039
	21,265,681	K N B Holdings Corporation	181,188
		Manhattan Beachwear Holding Company	3,255,086

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

NXP BV/NXP Funding LLC	$1,500,000	O E C Holding Corporation	$1,436,529
Perry Ellis International, Inc.	768,750	PPG Industries, Inc.	4,498,375
Prestige Brands Holdings, Inc.	1,326,375	Strahman Holdings Inc	2,369,628
R A J Manufacturing Holdings LLC	941,226	Truck Bodies & Equipment International	2,641,086
Tranzonic Holdings LLC	3,416,999		32,383,565
Xerium Technologies, Inc.	873,069	DIVERSIFIED/CONGLOMERATE, SERVICE - 7.83%
	28,337,409	A S C Group, Inc.	2,741,674
CONTAINERS, PACKAGING & GLASS - 1.43%		A W X Holdings Corporation	367,500
Beverage Packaging Holdings	711,750	ADT Corporation	1,027,500
Chase Packaging Corporation	525	Advanced Technologies Holdings	1,026,465
Paperworks Industries, Inc.	1,000,000	Church Services Holding Company	1,559,583
Rose City Holding Company	273,810	Clough, Harbour and Associates	502,917
SMB Machinery Holdings, Inc.	1,448,710	Crane Rental Corporation	1,611,246
Vitex Packaging Group, Inc.	566,783	EPM Holding Company	1,295,164
	4,001,578	Hilton Worldwide Holdings, LLC	1,045,000
DISTRIBUTION - 4.56%		Hub International Ltd.	995,000
ARI Holding Corporation	4,234,517	HVAC Holdings, Inc.	3,254,396
Blue Wave Products, Inc.	1,743,599	Insurance Claims Management, Inc.	523,696
BP SCI LLC	958,326	Mail Communications Group, Inc.	418,527
HD Supply, Inc.	269,638	Northwest Mailing Services, Inc.	604,157
Signature Systems Holdings Company	2,359,169	Onex Corporation	352,000
WP Supply Holding Corporation	3,209,149	PPC Event Services	2,622,883
	12,774,398	Roofing Supply	747,892
DIVERSIFIED/CONGLOMERATE, MANUFACTURING -		Safety Infrastructure Solutions	474,633
11.56%		Sirius XM Radio Inc.	772,500
Advanced Manufacturing Enterprises LLC	3,152,580		21,942,733
Amsted Industries	505,700	ELECTRONICS - 0.87%
Arrow Tru-Line Holdings, Inc.	312,809	Anixter, Inc.	421,000
CTP Transportation Products, LLC	669,925	Belden Inc.	393,600
Dunn Paper	3,472,281	Connecticut Electric, Inc.	1,628,314
F G I Equity LLC	1,285,065		2,442,914
G C Holdings	351,591	FINANCIAL SERVICES - 4.28%
Hartland Controls Holding Corporation	3,047,579	Ally Financial, Inc.	1,717,942
Hi-Rel Group LLC	2,096,470	Alta Mesa Financial Services	636,610
Janus Group Holdings LLC	3,610,103	Ashtead Group plc	409,063
J.B. Poindexter Co., Inc.	1,080,000	Braskem Finance Ltd.	817,038
K P I Holdings, Inc.	889,612	CIT Group Inc.	997,500
Mustang Merger Corporation	950,000	Consolidated Energy Finance S.A.	925,693
Nortek, Inc.	14,232	Harron Communications, L.P.	545,000

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Icahn Enterprises L.P.	$2,152,305	NetShape Technologies, Inc.	$2,438,274
Jurassic Holdings III Inc	930,000	Supreme Industries, Inc.	927,479
LBC Tank Terminals Holding Netherlands B.V.	1,321,575	Welltec A/S	697,500
Nielsen Finance LLC	1,005,000		12,699,964
REVSpring, Inc.	537,556	MEDICAL DEVICES/BIOTECH - 0.54%
	11,995,282	ETEX Corporation	-
HEALTHCARE, EDUCATION & CHILDCARE - 7.67%		Mallinckrodt PLC	1,027,500
American Hospice Management Holding LLC	2,511,184	MedSystems Holdings LLC	490,708
CHG Alternative Education Holding Company	3,204,859	MicroGroup, Inc.	-
ECG Consulting Group	2,778,989	TherOX, Inc.	-
ERG Holding Company LLC	2,088,112		1,518,208
GD Dental Services LLC	313,636	MINING, STEEL, IRON & NON-PRECIOUS
Healthcare Direct Holding Company	2,475,660	METALS - 0.87%
HCA Holdings, Inc.	1,001,250	Commercial Metals Company	1,432,500
Kindred Escrow Corp. II	1,076,250	Murray Energy Corporation	1,000,000
Select Medical Corporation	659,750		2,432,500
Synarc-BioCore Holdings, LLC	873,750	NATURAL RESOURCES - 0.63%
Synteract Holdings Corporation	3,968,704	Caelus Energy Alaska, LLC	875,000
Touchstone Health Partnership	-	Headwaters, Inc.	886,125
Wheaton Holding Corporation	523,305		1,761,125
	21,475,449	OIL & GAS - 8.76%
HOME & OFFICE FURNISHINGS, HOUSEWARES		American Energy - Marcellus, LLC	176,906
& DURABLE CONSUMER PRODUCTS - 1.25%		American Energy – Permian Basin, LLC	709,275
Airxcel Holdings	3,495,430	American Energy – Woodford Holdings, LLC	263,680
Transpac Holding Company	-	Antero Resources Corporation	774,000
Wellborn Forest Holding Company	-	Avantech Testing Services LLC	1,733,752
	3,495,430	Bonanza Creek Energy, Inc.	790,000
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.14%		California Resources Corporation	819,650
CTM Holding, Inc.	3,188,534	Calumet Specialty Products Partners L.P.	925,000
		Cimarex Energy Co.	1,040,000
MACHINERY - 4.53%		CITGO Petroleum Corporation	938,875
ABC Industries, Inc.	1,064,533	CVR Refining LLC	617,500
Arch Global Precision LLC	3,282,228	Exopack LLC	1,030,000
E S P Holdco, Inc.	592,373	Forum Energy Technologies	305,500
Milacron Financial	510,000	Hercules Offshore, Inc.	460,000
Motion Controls Holdings	3,187,577	Hilcorp Energy Company	1,168,625
M V I Holding, Inc.	-	Hornbeck Offshore Services, Inc.	410,000

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Jupiter Resources Inc.	$752,500	TELECOMMUNICATIONS - 1.93%
Magnum Hunter Resources, Corp.	1,185,000	All Current Holding Company	$511,162
MarkWest Energy Partners, L.P.	977,500	Altice S.A.	1,001,875
MEG Energy Corporation	905,000	CCO Holdings Capital Corporation	780,375
Memorial Production Partners L.P	760,000	Commscope Holdings Inc.	515,000
Niska Gas Storage Partners LLC	752,500	Sprint Corporation	292,950
Oasis Petroleum Inc.	910,000	T-Mobile USA Inc.	1,016,000
Petroplex Inv Holdings LLC	408,543	Univision Communications, Inc.	328,250
Precision Drilling Corporation	675,000	West Corporation	957,500
Regency Energy Partners LP	832,913		5,403,112
Rosetta Resources Inc.	900,000	TRANSPORTATION - 5.29%
Stone Energy Corporation	860,000	Huntington Ingalls Industries	1,827,500
Teine Energy Ltd.	693,000	Kenan Advantage Group, Inc.	1,030,000
Unit Corporation	895,000	MNX Holding Company	2,879,577
WPX Energy, Inc.	860,250	NABCO, Inc.	-
	24,529,969	Ryder System, Inc.	4,099,809
PHARMACEUTICALS - 2.99%		Tesoro Logistics LP	784,958
Clarion Brands Holding Corp.	3,501,772	Topaz Marine S.A.	918,800
CorePharma LLC	1,065,557	VP Holding Company	1,793,453
Endo Finance LLC	980,000	Watco Companies, L.L.C.	990,000
Forest Laboratories, Inc.	1,911,408	XPO Logistics, Inc.	485,925
Valeant Pharmaceuticals International	928,400		14,810,022
	8,387,137	UTILITIES - 3.47%
PUBLISHING/PRINTING - 0.32%		Ameren Corporation	3,999,253
Newark Group, Inc.	904,782	Calpine Corporation	708,750
		NRG Energy, Inc.	1,022,500
RETAIL STORES - 0.16%		South Carolina Electric & Gas Company	3,999,761
Ferrellgas Partners, L.P	454,538		9,730,264
		WASTE MANAGEMENT/POLLUTION - 1.73%
TECHNOLOGY - 0.80%		Aquilex Holdings LLC	287,568
Audatex North America, Inc.	451,203	MES Partners, Inc.	2,633,226
First Data Corporation	745,875	Torrent Group Holdings, Inc.	1,923,846
Smart Source Holdings LLC	1,032,618		4,844,640
	2,229,696
		Total Investments - 109.71%	$307,343,435

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History	Determination of Fair Value

Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities (including high yield securities), other marketable debt and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly- owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trustees at least quarterly. The consolidated financial statements include private placement restricted securities valued at $186,055,909 (66.42% of net assets) as of December 31, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

2014 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2014.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	8.0% to	12.8%
Bonds	Cash Flows	Rate	16.1%
Equity	Market	Valuation	4.5x to	7.5x
Securities	Approach	Multiple	11.6x
		Discount for	0% to	3.1%
		lack of	24%
		marketability
		EBITDA	$3.2 million to	21.1 million
			$135.6 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of the inputs used to value the Trust’s net assets as of December 31, 2014:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$183,786,907	$-	$52,624,477	$131,162,430
Common Stock - U.S.	20,112,954	-	-	20,112,954
Preferred Stock	12,909,534	-	142,942	12,766,592
Partnerships and LLCs	22,013,933	-	-	22,013,933
Public Securities
Bank Loans	2,213,224	-	2,213,224	-
Corporate Bonds	48,767,449	-	48,767,449	-
Common Stock - U.S.	942,236	942,236	-	-
Short-term Securities	16,597,198	-	16,597,198	-
Total	$307,343,435	$942,236	$120,345,290	$186,055,909

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 1 or Level 2 assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning balance	Included in				Transfers	Transfers out	Ending balance at
Assets:	at 12/31/2013	earnings	Purchases	Sales	Prepayments	into Level 3	of Level 3	12/31/2014
Restricted Securities
Corporate Bonds	$136,364,924	$5,818,417	$44,571,146	$(20,501,551)	$(35,090,506)	$-	$-	$131,162,430
Common Stock - U.S.	23,299,991	8,329,499	3,126,274	(14,642,810)	-	-	-	20,112,954
Preferred Stock	14,778,114	1,900,956	2,952,135	(6,864,613)	-	-	-	12,766,592
Partnerships and LLCs	21,275,734	2,201,087	4,940,390	(6,403,278)	-	-	-	22,013,933
	$195,718,763	$18,249,959	$55,589,945	$(48,412,252)	$(35,090,506)	$-	$-	$186,055,909

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations for Level 3 assets:

	Net Increase in Net	Change in Unrealized Gains
	Assets Resulting from	in Net Assets from assets
	Operations	still held

Interest (Amortization)	$665,766	$-
Net realized loss on
investments before taxes	12,794,596	-
Net change in unrealized
depreciation of investments
before taxes.	4,789,597	4,852,796

2014 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. In 2014, the fund incurred $3,541,164 of tax as a result of retaining capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non- qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2014, the Trust decreased undistributed net investment income by $184,393, decreased accumulated net realized gains by $8,406,814, increased retained net realized gain on investments by $9,562,441 and decreased additional paid in capital by $971,234 to more accurately display the Trust’s capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2014 were as follows:

Income tax expense (benefit)
Current:
Federal	$736,835
State	50,103
Total current	786,938
Deferred:
Federal	$169,346
State	4,052
Total deferred	173,398
Total income tax expense from continuing operations	$960,336

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2014 were as follows:

Deferred tax liabilities:
Unrealized gain on investments	1,154,830
Total deferred tax liabilities	1,154,830
Net deferred tax liability	$(1,154,830)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2014.

A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2014 is as follows:

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

	Amount	Percentage	3.
Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

Provision for income taxes at
the U.S. federal rate	$863,858	34.00%
State tax, net of federal effect	92,230	3.36%
Change in valuation allowance	0	0%
Other	4,248	0.95%
Income tax expense	$960,336	38.58%

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust’s undistributed net investment income, undistributed net capital gain, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2014, each of which is determined on a U.S. Federal tax basis:

			Net Unrealized
			Appreciation	4.
Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2014, the Trust incurred total interest expense on the Note of $1,584,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $32,463,970 as of December 31, 2014.

Undistributed			(Depreciation)
(Overdistributed)	Undistributed	Accumulated	on Securities
Net Investment	Net Capital	Loss	and Other
Income	Gain	Carryforward	Investments
$2,112,023	$0	$0	$1,132,585
The tax character of distributions declared during the years ended December 31, 2013 and 2012 was as follows:
Distributions paid from:		2014	2013
Ordinary Income		$23,378,280	$23,206,251
Long-term Capital Gains		$-	$-

2014 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. Purchases and Sales of Investments
7.  Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2014, the Trust paid its Trustees aggregate remuneration of $330,600. During the year, the Trust did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as “interested persons” of the Trust.

All of the Trust’s officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2014, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust’s Trustees, is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2014, other than amounts payable to Babson Capital pursuant to the Contract.

8.  Certifications

As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

9.  Subsequent Events

The Trust has evaluated the possibility of subsequent events existing in this report through February 26, 2015. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

	For the year ended
	12/31/2014
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$94,829,953	$94,376,523
Corporate public securities	17,023,147	20,311,682

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of December 31, 2014 is $1,178,345 and consists of $29,502,308 appreciation and $28,323,963 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,154,830 on net unrealized gains on the CI Subsidiary Trust.

6. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2014
	Amount	Per Share

Investment income	$7,550,489
Net investment income	5,937,333	$0.31
Net realized and unrealized
gain on investments (net of taxes)	2,149,186	0.11

	June 30, 2014
	Amount	Per Share

Investment income	$6,973,819
Net investment income	5,430,279	$0.28
Net realized and unrealized
gain on investments (net of taxes)	10,131,390	0.52

	September 30, 2014
	Amount	Per Share

Investment income	$8,508,910
Net investment income	6,973,871	$0.36
Net realized and unrealized
gain on investments (net of taxes)	(474,585)	(0.02)

	December 31, 2014
	Amount	Per Share

Investment income	$7,162,293
Net investment income	5,643,463	$0.29
Net realized and unrealized
gain on investments (net of taxes)	(3,035,775)	(0.16)

Babson Capital Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

The Shareholders and Board of Trustees of Babson Capital Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Corporate Investors (the “Trust”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Corporate Investors as of December 31, 2014, the consolidated results of their operations and cash flows for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2015

2014 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (57) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman / Nominee	Term expires 2015; Trustee since 2009	President of Babson Capital (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2009), Babson Capital Participation Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005- 2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; and Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems

*
Mr. Noreen is classified as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (71) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trust.	91
Trustee (since 2003), President (1993-2003), Babson Capital Participation Investors; Director (2006- 2014), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

2014 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
William J. Barrett (75) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2015; Trustee since 2006	President (since 2010), WJ 2 Barrett Associates, Inc.; President (2002 - 2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2
Trustee (since 2006), Babson Capital Participation Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (57) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2005	Private Investor; and Managing 2 Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (58) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since October 2013	Managing Director and General Partner (since 1993), Boston Ventures Management (private equity firm).	2
Trustee (since 2013), Babson Capital Participation Investors; Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Member of the Board Overseers (2013-2014), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006-2012), Codman Academy Public Charter School.

Babson Capital Corporate Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Edward P. Grace III (64) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Venture s Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Babson Capital Participation Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc. (restaurant chain); Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999- 2008), Bryant University; Trustee (1994-2010), Johnson & Wales University.

Susan B. Sweeney (62) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010- 2014), Selective Insurance Company of America; Senior Managing Director (2008- 2010), Ironwood Capital.	91
Trustee (since 2012), Babson Capital Participation Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (58) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2007	Private Investor; Managing Director (2000- 2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1981 - 2000), Deutsche Bank Securities.	2	Trustee (since 2007), Babson Capital Participation Investors.

2014 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years
Michael L. Klofas (54) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
Vice President (1998-2009) of the Trust; President (since 2009), Vice President (1998-2009), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (48) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2010
Associate Secretary (2008-2010) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2010), Associate Secretary (2008-2010), Babson Capital Participation Investors; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (52) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Participation Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (41) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Chief Compliance Officer (since 2006), Babson Capital Participation Investors; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital.

Daniel J. Florence (42) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008
Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Participation Investors; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 23, 2014.

Babson Capital Corporate Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / length of Time Served	Principal Occupations During Past 5 Years
Sean Feeley (47) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Babson Capital Participation Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Richard E. Spencer, II (52) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002	Vice President (since 2002), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 23, 2014.

2014 Annual Report

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Babson Capital Corporate Investors

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2014 Annual Report

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees

William J. Barrett	Michael H. Brown*	Barbara M. Ginader
President,	Private Investor	Managing Director and General Partner
W J Barrett Associates, Inc.		Boston Ventures Management

Edward P. Grace	Robert E. Joyal	Clifford M. Noreen
President	Retired President,	President,
Phelps Grace International, Inc	Babson Capital Management LLC	Babson Capital Management LLC

Susan B. Sweeney*	Maleyne M. Syracuse*
Private Investor	Private Investor

Officers

Clifford M. Noreen	Michael L. Klofas	James M. Roy
Chairman	President	Vice President &
Chief Financial Officer

Christopher A. DeFrancis	Sean Feeley	Richard E. Spencer, II
Vice President, Secretary &	Vice President	Vice President
Chief Legal Officer

Daniel J. Florence	Melissa M. LaGrant
Treasurer	Chief Compliance Officer

*Member of the Audit Committee

B a b s o n C a p i t a l CORPORATE INVESTORS 2014 Annual Report

CI6369

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci.  During the period covered by this Form N-CSR, the Registrant approved an amendment to its Code of Ethics.  The changes to the Code of Ethics include (i) no personal trading in fixed income instruments, (ii) no short selling of any security (other than ETFs), (iii) no purchasing or selling/writing a derivative on any security type (other than an ETF, index, currency, commodity or direct obligation of the U.S. Government), and (iv) clarification regarding special circumstances when personal trading may be restricted.

The Registrant adopted the Code of Ethics of its investment adviser, Babson Capital.

Amended Code of Ethics is attached hereto as Exhibit 2.

There were no waivers from the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Audit Fees	$64,500	$64,500
Audit-Related Fees	0	0
Tax Fees	63,244	46,200
All Other Fees	0	0
Total Fees	$127,744	$110,700

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Audit-Related Fees	$1,268,006	$971,856
Tax Fees	140,000	75,000
All Other Fees	0	0
Total Fees	$1,408,006	$1,046,856

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2014, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2013 and 2014 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2013 fees billed represent final 2013 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2013 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2013 Annual Form N-CSR, but are now properly included in the 2013 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College.  He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. Klofas also presently serves as President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	0	N/A	0	N/A
Eric	Investment
Lloyd (B)	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles

	Other	2	$16.68 million	0	N/A
	Accounts (C)

	Registered	6	$1.31 billion	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	4	$183.52 million	4	$183.52 million
	Investment
	Vehicles

	Other	9	$3.52 billion	0	N/A
	Accounts (C)

	Registered	1	$137.57 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	7	$724.28 million	7	$724.28 million
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (D)

(A)	Account asset size has been calculated as of December 31, 2014.

(B)
Mr. Lloyd, as head of Babson Capital’s Global Private Credit Group, has overall responsibility for all private placement mezzanine debt securities. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Global Private Credit Group.

(C)
Mr. Feeley has investment discretion over certain sectors of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (the “GIA”).  However, since Mr. Feeley is not considered a primary portfolio manager of the GIA, these assets are not represented in the table above.

(D)
Mr. Klofas manages private placement mezzanine debt securities for the GIA.  However, since Mr. Klofas is not considered a primary portfolio manager of the GIA, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan | Aon Hewitt, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2014, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Eric Lloyd	None
Sean Feeley	None
Michael L. Klofas	$100,001-$500,000

*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participation in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Attached hereto as Exhibit 2.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 6, 2015

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 6, 2015